Exhibit 99.1

1 Investor Presentation June 2026

Note Regarding Forward-Looking Statements and Non-GAAP Financial Measures

This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which are subject to a number of risks and uncertainties. All statements other than statements of historical facts contained in this presentation, including without limitation, statements regarding the Company’s projected financial results for the second quarter of 2026 and beyond; expected customer spend and timing; beliefs about the Company’s business strategy, including new product introductions such as the Acumen AIOps platform; beliefs about the accelerating adoption of AI and the shift towards autonomous networking; the timing of customer network transformation projects; and market share growth, are forward-looking statements. Without limiting the foregoing, the words “anticipates”, “believes”, “could”, “estimates”, “expects”, “expectations”, “intends”, “may”, “plans”, “projects” and other similar language, whether in the negative or affirmative, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are unknown and/or difficult to predict and that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, unpredictable fluctuations in quarterly revenue and operating results; the impact of restructuring and cost-containment activities; increases in tariffs, trade restrictions or taxes on our products; supply chain disruptions resulting from component availability and/or geopolitical instabilities and disputes (including those related to the wars in the Middle East and Ukraine); other impacts from the wars in the Middle East and Ukraine and related economic volatility and uncertainty resulting therefrom; the impact of military call-ups of our employees in Israel; material litigation; the impact of fluctuations in interest rates; material cybersecurity and data intrusion incidents, including any security breaches resulting in the theft, transfer, or unauthorized disclosure of customer, employee, or company information; our ability to comply with applicable domestic and foreign information security and privacy laws, regulations and technology platform rules or other obligations related to data privacy and security; failure to compete successfully against telecommunications equipment and networking companies; failure to grow our customer base or generate recurring business from our existing customers; credit risks; the timing of customer purchasing decisions and our recognition of revenues; macroeconomic conditions, including inflation; our ability to adapt to rapid technological and market changes; our ability to generate positive returns on our research and development; our ability to protect our intellectual property rights and obtain necessary licenses; our ability to maintain partner, reseller, distribution and vendor support and supply relationships; the potential for defects in our products; risks related to the terms of our credit agreement; higher risks in international operations and markets; currency fluctuations; unanticipated adverse changes in legal, regulatory or tax laws; future accounting pronouncements or changes in our accounting policies; and/or failure or circumvention of our controls and procedures. We therefore caution you against relying on any of these forward-looking statements.

These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect our business and results from operations. Additional information regarding these and other factors can be found in our reports filed with the Securities and Exchange Commission, including, without limitation, our Form 10-K for the year ended December 31, 2025. Any forward-looking statement made by the Company in this presentation speaks only as of the date on which this presentation was first issued. We undertake no obligation to update any forward-looking statement publicly or otherwise, whether as a result of new information, future developments or otherwise, except as required by law.

This presentation also includes certain non-GAAP financial measures in addition to the U.S. GAAP financials. Our management believes that presenting certain non-GAAP financial measures provides meaningful information to investors in understanding our operating results and may enhance investors' ability to analyze financial and business trends including the ability to compare period to period more easily by excluding items that could have a disproportionately negative or positive impact on results in a given financial period. The non-GAAP measures have limitations as analytical tools, and you should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with U.S. GAAP. We urge you to review the reconciliation of our non-GAAP financial measures to the most directly comparable GAAP financial measures in the supplemental financial information provided on our website at investors.ribboncommunications.com, and not to rely on any single financial measure to evaluate our business.

Please note that as part of the basis of presentation, totals may not sum due to rounding.

2

3 Ribbon : A Compelling AI Infrastructure Investment Opportunity 3 2 1 A global leader in mission - critical communications and networking infrastructure Enabling secure AI voice, autonomous networking, data center interconnect Delivering durable cash flow, growing recurring revenue streams, and improving profitability 3

4 A global leader in mission - critical communications and networking infrastructure 1

5 Ribbon Powers Mission - Critical Communications Networks Global Service Providers Enterprise & AI Platforms Government & Critical Infrastructure 5

6 Secure Communications Expertise 2 The Trusted Infrastructure For Mission - critical Communications • Mission - critical deployments across telecom, enterprise and defense/Government networks • 1,000+ global customers and decades - long relationships • High - switching costs driven by network integration and operational dependency • Proven reliability supporting real - time communications • Carrier - grade voice, security and routing capabilities built over decades • Trusted to secure and orchestrate real - time communications across complex environments • Increasingly relevant as AI agents drive greater traffic and, security and compliance requirements Deeply Embedded Infrastructure 1 Long - Term Customer Entrenchment 3 • 20+ year relationships with many of the world’s leading service providers and enterprises • Deep operational integration creates recurring revenue and strong renewal rates • Trusted advisor status for network modernization and mission - critical communications Ribbon provides the secure voice, orchestration, networking and observability infrastructure required for AI - driven real - time interactions at global scale 6

7 Enabling secure AI voice, autonomous networking, data center interconnect 2

8 Ribbon at the Center of the AI Communications Ecosystem AI Agents Networking Rural Data Center Interconnect (DCI) Security Enterprise Voice & Carriers

Positioned for Multiple AI Growth Vectors

acumen™



AIOps and Automation

- **Faster Outcomes:** Low code/ no code applications
- **Unified Observability:** Across layers 0-7
- **Open and Multi-vendor:** No vendor lock-in
- **End-to-End Automation:** AIOps, DevOps & SecOps

Global Engagements



Data Center Connectivity



AI
AI
WAN/DCI
GPU
GPU
Ribbon Opportunity
Scale-Across

- Demand to interconnect AI DCs across regions
- Scale-Across leveraging 800G optical portfolio

Enabling AI Voice



salesforce

- Securing connectivity to voice Agents
- Global voice traffic management
- Easy to deploy and scale in public cloud
- Key industry partnerships to voice-enable Agentic AI platforms at massive scale

9

ribbon

10 Critical Infrastructure Layer Secure AI Communications backbone Cloud - native Platform Selected by a Leading CRM Platform to Power Secure AI - driven Voice Infrastructure Ribbon provides the critical infrastructure layer of a new Contact Center Platform built on industry leading CRM Solution AI - first engagement model deployed in AWS Public Cloud with Usage - based pricing model Leveraged Ribbon industry - leading cloud - native voice platform Ribbon Partners with Salesforce Agentforce ® Contact Center Offering

11 Agentic AI - Transforming Communications Infrastructure Stack • AI will massively increase voice interactions • We are in the beginning of a 5 – 10 - year cycle of AI agents • Ribbon is ideally suited to support migration to AI - agent contact centers • Salesforce deployment is a market - leading proof point • Ribbon already has a 5 - year investment in a cloud native SBC with automation Shifting from Human Capital Constraints to Compute Capacity Person to Person Person to AI Agent AI Agent to AI Agent Call Volumes Time

Securing the Agentic AI Voice Tech Stack

Ribbon's cloud-native SBCs, PSX (for centralized call routing), and Call Trust elements, deployed globally on AWS, serve as the foundation for Agentforce calling

- AI Agents (elastic scaling)
- Agentforce Application
- **Call Routing, Security, Analytics & Fraud Mitigation**
- Public Cloud
- Telecom Services

Customer Experience – Natural Language Processing requires high-fidelity voice

Resiliency - Provides automated global management of call traffic avoids local issues

Threat Protection – Thwarts DOS attacks and protects Agentforce

Customer Engagement – Mitigate robocalling and spoofing


Agentforce
salesforce

Ribbon uniquely delivers the elastic scalability and public cloud deployment model required for AI Agents

12

13 Autonomous Networking & AIOps Design, Deployment, Management, Troubleshooting, and Optimization Agentic AI Platform • Seamlessly integrates AI capabilities • Changes the economics of deploying and running networks • Reduces deployment timelines and delivers customizable automation across network lifecycles. • Leverages Ribbon’s Layer 0 to 7 expertise • First public customer: Optimum Out - of - the - box applications: • Ribbon Analytics • Muse - Network Orchestration • RAMP - Network Manager • LEAP - Test Automation Acumen Apps Acumen Builder Business outcome development platform A low - code/ no - code Innovation Engine More Agility Faster Deployments Lower Opex

Growing Regional Data Center Interconnect (DCI) Opportunity

AI infrastructure requires massive edge-to-core data transport

Ribbon Positioned to Win Rural DCI

- Optical scaling
- Cross-sell into rural telecom installed base
- Edge AI Factories and Rural Data Centers
- Open, thin transponder design
  - Enables dual source supply in constrained market
  - New class of transponders with small low power pluggable transceivers - Ribbon Thin Transponder
- Muse has self-serve automation to accelerate & simplify deployments

High Density Apollo 9400

- Data center optimized design
- 800G/1.2T



% of data centers in the USA



Urban
Rural
Planned
33%
67%
Active
87%
13%

Source Pew Research & Datacentermap.com - April 2026

- 67% of planned USA DC growth is in rural areas – representing 1,000 of the 1,500 planned datacenters
- 2026 year-to-date DC spending of $49.5 billion, vs $13.6 billion for 2025*

* Source: Construct Connect April 2026

14

ribbon

15 Delivering durable cash flow, growing recurring revenue streams, and improving profitability 3

16 Durable Recurring Revenue & Embedded Customer Relationships 32 % Maintenance Revenue Average Customer Tenure 67 % Software/ Services Mix 20 Years 90 % Maintenance Renewals

17 1 1 Please see the discussion of non - GAAP financial measures in the supplemental financial information included on the Ribbon Inves tor Relations website Recurring Software & Services Provides high visibility and durable cash flow generation Multi - year Customer Contracts Mission - critical deployments create high switching costs Diversified Customer Base Exposure across Telecom, Enterprise, U.S. Federal, BEAD FTTH buildouts, and critical infrastructure markets AI Infrastructure Growth Opportunities Secure AI voice, AIOps, and DCI create incremental growth and operating leverage potential Revenue Growth 1 ($, millions) Durable Revenue Base with Emerging AI Infrastructure Growth Drivers 67% software and service mix 90+% Maintenance Renewal Rate $815 $820 $825 $830 $835 $840 $845 $850 2022 2023 2024 2025

18 12% CAGR Increasing software content and operating leverage across the portfolio Secure AI voice, AIOps and DCI opportunities expanding monetization potential Disciplined cost management and capital allocation supporting sustainable profitability growth 1 Please see the discussion of non - GAAP financial measures in the supplemental financial information included on the Ribbon Inv estor Relations website Trailing Twelve - month Adjusted EBITDA 1 ($ millions) Disciplined Execution Driving Durable Profitability Growth $0 $20 $40 $60 $80 $100 $120 $140 2022 2023 2024 2025

19 Durable Competitive Moat & Recurring Revenue • Long - duration customer relationships with high switching costs • 67% software and services mix with 90+% maintenance renewals • Mission - critical deployments support revenue visibility and profitability Multiple AI Infrastructure Growth Drivers • Secure AI voice and contract center modernization • Autonomous networking and AIOps automation • AI - driven DCI and edge connectivity expansion • Sovereign deployments, defense, and critical infrastructure networking opportunities Strong Revenue and Durable Profitability • Increasing software mix supports margins • Strong recurring revenue renewal rate • AI monetization opportunities provide incremental operating leverage • Favorable capital allocation Mission - Critical Communications Infrastructure • Deeply embedded in telecom, enterprise, and U.S and critical infrastructure networks • Secure real - time communications infrastructure for AI voice and cloud communications • Carrier - grade reliability with global deployments Compelling Investment Thesis

Ribbon at a Glance

Cloud & Edge (61% of FY 2025 Total Revenue)

What We Do

- Secure voice & communications infrastructure
- Cloud-native network modernization
- AI-ready communications platform

Why It Matters

- Carrier-grade security and reliability
- Embedded in mission-critical networks
- Recurring software and maintenance revenue

Customers

verizon, J.P.Morgan, Bell, salesforce, AT&T, Bank of America, SoftBank Group, bandwidth

Profitability

Gross Margin ~64%

IP Optical (39% of FY 2025 Total Revenue)

What We Do

- Optical transport and DCI networking
- IP routing and network infrastructure
- Highly-Secure Critical communication networks

Why It Matters

- Growing bandwidth and AI connectivity demand
- Defense and critical infrastructure deployments
- Long product life cycles and recurring support

Customers

bharti, AT&T, MTN, brightspeed, verizon, ROGERS, American Electric Power

Profitability

Gross Margin ~39%

20

ribbon

21 Refer to the supplemental schedules including financial results, key stats, and non - GAAP r econciliations on the investor relations website investors.ribboncommunications.com

22 Thank You